NET INCOME (EXPENSE) FROM FINANCIAL OPERATIONS	12 Months Ended
Dec. 31, 2017
Net Income Expense From Financial Operations
NET INCOME (EXPENSE) FROM FINANCIAL OPERATIONS

NOTE 27

NET INCOME (EXPENSE) FROM FINANCIAL OPERATIONS

For the years ended December 31, 2017, 2016 and 2015, the detail of income (expense) from financial operations is as follows:

	For the years ended December 31,
	2017	2016	2015
	MCh$	MCh$	MCh$

Income (expense) from financial operations
Trading derivatives	(18,974)	(395,209)	(503,981)
Trading investments	10,008	18,229	21,505
Sale of loans and accounts receivables from customers
Current portfolio	3,020	1,469	921
Charged-off portfolio	3,020	2,720	(58)
Available for sale investments	8,956	14,598	23,655
Repurchase of issued bonds	(742)	(8,630)	(14)
Other income (expense) from financial operations	(2,492)	(211)	75
Total income (expense)	2,796	(367,034)	(457,897)